Difference Between The Income Tax Benefit and The Amount Computed by Applying The Federal Statutory Income Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income tax benefit at federal statutory rate		$ (2,878)	$ (3,259)
State taxes (net of federal)		(648)	(617)
Credits		(662)	(1,081)
Other		(842)	191
Change in valuation allowance		5,030	4,766
Total	$ (1)	$ 0	$ 0